Exhibit 10(c)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Amendment No. 26 to the BlackRock Fundamental Growth Protected Fund of BlackRock Principal Protected Trust’s Registration Statement on Form N-1A of our report dated February 20, 2008, relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in Bank of America Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina
December 23, 2008